UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Warrants, each exercisable for one share of common stock	TTCFW	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 17, 2020, Tattooed Chef, Inc. (“Tattooed Chef” or the “Company”) issued an incentive award of 4,935 fully vested shares of the Company’s common stock to each of the nine members of its board of directors (total 44,415 shares) pursuant to its 2020 Incentive Award Plan. The aggregate value of the awards, based on the closing price of the Company’s common stock on Nasdaq on December 17, 2020, was $900,000. The issuances were exempt from registration pursuant to Section 4(a)(2) of and Regulation D under the Securities Act of 1933. Each of the award recipients is an “accredited investor” as that term is defined in Rule 501 of Regulation D and no general solicitation was employed.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 3.02 above, on December 17, 2020, the Company issued an incentive award of 4,935 fully vested shares of the Company’s common stock to each of its directors. One of those directors was the Company’s Chief Executive Officer, Salvatore Galletti. The value of the award, based on the closing price of the Company’s common stock on Nasdaq on December 17, 2020, was $100,000.

Item 8.01 Other Events.

The Company currently intends to hold its annual meeting of stockholder on Thursday June 3, 2021 (the “2021 Annual Meeting”). The exact time of the 2021 Annual Meeting, and whether or not it will be held virtual or in-person (and, if held in-person, the location), will be specified in the Company’s proxy statement for the 2021 Annual Meeting.

Because the expected date of the 2021 Annual Meeting represents a change of more than 30 calendar days from the Company’s most recent special meeting in lieu of an annual meeting of stockholders, the Company is affirming the date for receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2021 Annual Meeting. In order to be considered timely, these proposals from stockholders must be received in writing by the Company’s Chief Financial Officer at the Company’s principal executive offices at 6305 Alondra Boulevard, Paramount, California 90723 by the close of business on January 17, 2021.

Proposals from stockholders that relate to matters of business to be considered at the 2021 Annual Meeting must be received in writing by the Company’s Chief Financial Officer the Company’s principal executive offices not earlier than the close of business on February 3, 2021 nor later than the close of business on March 5, 2021.

Proposals also must comply with the applicable requirements of Rule 14A-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Charles F. Cargile
Name:	Charles F. Cargile
Title:	Chief Financial Officer

Date: December 21, 2020

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